EXHIBIT 10.4

                                   ATMI, INC.
                                 2003 STOCK PLAN
                   (AS AMENDED MAY 21, 2003 AND MARCH 2, 2008)


SECTION 1   PURPOSE

      The purpose of the 2003 Stock Plan (the "Plan") is to secure for ATMI, Inc. (the "Company"), its parent (if any) and any subsidiaries of the Company (collectively, the "Related Companies") the benefits arising from capital stock ownership and the receipt of capital stock-based incentives by those employees, directors, officers and consultants of the Company and any Related Companies who will be responsible for the Company's future growth and continued success.

      The Plan will provide a means whereby (a) employees of the Company and any Related Companies may purchase stock in the Company pursuant to options which qualify as "incentive stock options" ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (b) directors, employees and consultants of the Company and any Related Companies may purchase stock in the Company pursuant to options granted hereunder which do not qualify as Incentive Stock Options ("Non-Qualified Options"); (c) directors, employees and consultants of the Company and any Related Companies may receive stock appreciation rights ("SARs"); (d) directors, employees and consultants of the Company and any Related Companies may be awarded stock in the Company ("Awards"); and (e) directors, employees and consultants of the Company and any Related Companies may receive shares of stock in the Company that are subject to restrictions on transferability and may be forfeited ("Restricted Stock"). Both Incentive Stock Options and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 424 of the Code. Options, SARs, Awards and Restricted Stock are referred to hereafter individually as a "Plan Benefit" and collectively as "Plan Benefits." Directors, employees and consultants of the Company and any Related Companies are referred to herein as "Participants."

SECTION 2   ADMINISTRATION

      2.1 BOARD OF DIRECTORS AND THE COMMITTEE. The Plan will be administered by the Board of Directors of the Company whose construction and interpretation of the terms and provisions hereof shall be final and conclusive. Any director to whom a Plan Benefit is awarded shall be ineligible to vote upon his or her Plan Benefit, but Plan Benefits may be granted to any such director by a vote of the remainder of the directors, except as limited below. The Board of Directors may in its sole discretion grant Options, issue shares upon exercise of such Options and grant SARs, Awards and Restricted Stock, all as provided in the Plan. The Board of Directors shall have authority, subject to the express provisions of the Plan, to construe the Plan and its related agreements, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Option, SAR, Award and Restricted Stock agreements, which need not be identical, and to make all other



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determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. Notwithstanding the foregoing or any other provision of the Plan, the Board may delegate to one or more officers of the Company the authority to designate the Participants (other than such officer(s)) who will receive Options, SARs, Awards or Restricted Stock under the Plan and the size and terms of each such grant, to the fullest extent permitted by ss.157 of the Delaware General Corporation Law (or any successor provision thereto). The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of any such expediency. No director shall be liable for any action or determination made in good faith. The Board of Directors may delegate any or all of its powers under the Plan to a Compensation Committee or other Committee (the "Committee") appointed by the Board of Directors consisting of at least two members of the Board of Directors. While it is intended that at all times that the Committee acts in connection with the Plan all the members of the Committee shall be: (i) "outside directors" as that term is defined in Treas. Reg. ss.1.162-27(e)(3) (or any successor regulation); and (ii) "non-employee directors" within the meaning of Rule 16b-3 (or any successor rule) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such terms are interpreted from time to time, the fact that the Committee is not so comprised will not invalidate the grant of any Plan Benefit that otherwise satisfies the terms of the Plan. If the Committee is so appointed, all references to the Board of Directors herein shall mean and relate to such Committee, unless the context otherwise requires.

      2.2 COMPLIANCE WITH SECTION 162(M) OF THE CODE. Section 162(m) of the Code generally limits the tax deductibility to publicly held companies of compensation in excess of $1,000,000 paid to certain "covered employees" ("Covered Employees"). It is the Company's intention to preserve the deductibility of such compensation to the extent it is reasonably practicable and to the extent it is consistent with the Company's compensation objectives. For purposes of this Plan, Covered Employees of the Company shall be those employees of the Company described in Section 162(m)(3) of the Code.

      2.3 COMPLIANCE WITH SECTION 409A OF THE CODE. To the extent any Plan Benefit hereunder provides for the deferral of compensation (within the meaning of Code ss.409A and related regulations), other than in accordance with the terms of the Non-Employee Directors Deferred Compensation Program of ATMI, Inc. 2003 Stock Plan, the material terms of the deferral, to the extent required under Treasury Regulation ss.1.409A-1(c)(3) to establish a deferred compensation plan, shall be set forth in the written documentation of the Plan Benefit (including by incorporation by reference, if applicable) prior to the effective date of such award or grant. To the extent any Plan Benefit hereunder does not provide for a deferral of compensation, but may be deferred under the Non-Employee Directors Deferred Compensation Program of ATMI, Inc. 2003 Stock Plan (or other nonqualified deferred compensation plan or program of the Company), the terms of the Non-Employee Directors Deferred Compensation Program of ATMI, Inc. 2003 Stock Plan (or such other nonqualified deferred compensation plan or program of the Company) shall govern the deferral and, to the extent necessary, are incorporated herein by reference.




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SECTION 3   ELIGIBILITY

      3.1 INCENTIVE STOCK OPTIONS. Participants who are employees of the Company and any Related Company shall be eligible to receive Incentive Stock Options pursuant to the Plan; provided that no person shall be granted an Incentive Stock Option under the Plan who, at the time such Option is granted, owns, directly or indirectly, Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Related Companies, unless the requirements of Section 6.6(b) hereof are satisfied. In determining whether this 10% threshold has been reached, the stock attribution rules of Section 424(d) of the Code shall apply. Directors who are not regular employees are not eligible to receive Incentive Stock Options.

      3.2 NON-QUALIFIED OPTIONS, SARS, AWARDS AND RESTRICTED STOCK. Non-Qualified Options, SARs, Awards and Restricted Stock may be granted to any Participant.

      3.3 GENERALLY. The granting of Plan Benefits is within the discretion of the Board of Directors. The Board of Directors may take into consideration a Participant's individual circumstances in determining whether to grant an Incentive Stock Option, a Non-Qualified Option, SAR, Award or Restricted Stock. Granting of any Plan Benefit to any Participant shall neither entitle that Participant to, nor disqualify that Participant from, participation in any other grant of Plan Benefits.

SECTION 4   STOCK SUBJECT TO PLAN

      Subject to adjustment as provided in Sections 9 and 10 hereof, the stock to be offered under the Plan shall consist of shares of the Company's Common Stock, $.01 par value, and the maximum number of shares which will be reserved for issuance, and in respect of which Plan Benefits may be granted pursuant to the provisions of the Plan, shall not exceed in the aggregate 3,000,000 shares. Such shares may be authorized and unissued shares, treasury shares or shares purchased on the open market. If an Option or SAR granted hereunder shall expire or terminate for any reason without having been exercised in full or if a share issued or issuable pursuant to an Award or share of Restricted Stock shall be forfeited, the unpurchased or forfeited shares subject thereto shall again be available for subsequent grants of Plan Benefits under the Plan. Stock issued pursuant to the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors.

SECTION 5   GRANTING OF OPTIONS, SARS, AWARDS AND RESTRICTED STOCK

      Plan Benefits may be granted under the Plan at any time after May 21, 2003 (the date of approval of the Plan by the stockholders of the Company) and prior to May 21, 2013; provided, however, that nothing in the Plan shall be construed to obligate the Company to grant Plan Benefits to a Participant or anyone claiming under or through a Participant. The date of grant of Plan Benefits under the Plan will be the date specified by the Board of Directors at the time the Board of Directors grants such Plan Benefits; provided, however, that such date shall not be prior to the date on which the Board of Directors takes such action. The Board of Directors shall have the right, with the consent of a


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Participant, to convert an Incentive Stock Option granted under the Plan to a
Non-Qualified Option pursuant to Section 6.7. Any Plan Benefit may be granted alone or in addition to other Plan Benefits granted under the Plan.

SECTION 6   PROVISIONS APPLICABLE TO OPTIONS AND SARS

      6.1   PURCHASE PRICE AND SHARES SUBJECT TO OPTIONS AND SARS.

            (a) The purchase price per share of Common Stock deliverable upon the exercise of an Option shall be determined by the Board of Directors; provided, however, that, except as modified in Section 6.6(b) hereof, the exercise price shall not be less than the fair market value of such Common Stock on the day the Option is granted.

            (b) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options,
      (ii) shares of Common Stock of the Company owned by the Participant having a fair market value equal in amount to the exercise price of the Options being exercised, or (iii) any combination of (i) and (ii). The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an Option shall be determined by the Board of Directors in accordance with Section 6.1(c) hereof. To the extent permitted by law, the Board of Directors may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement approved in advance by the Board of Directors, and to use the proceeds from such sale as payment of the exercise price of such shares.

            (c) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" of a share of the Company's Common Stock for a specific date shall mean (i) the average (on such date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such Common Stock is then traded on a national securities exchange; (ii) the last reported sale price (on such date) of the Common Stock on The Nasdaq Stock Market if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on such date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on The Nasdaq Stock Market. If the Company's Common Stock was not traded on the date in issue, fair market value shall be determined as of the last preceding business day for which such prices or quotes are available. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Board of Directors after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.



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            (d)   The maximum number of shares with respect to which Options or
      SARs may be granted to any employee, including any transactions contemplated by Treas. Reg. ss.1.162-27(e)(2)(vi), shall be limited to 112,500 shares in any calendar year.

      6.2 DURATION OF OPTIONS AND SARS. Subject to Sections 6.5 and 6.6(b) hereof, each Option and SAR and all rights thereunder shall expire on such date as the Board of Directors may determine, but in no event later than ten years from the day on which the Option or SAR is granted.

      6.3   EXERCISE OF OPTIONS AND SARS.

            (a) Subject to Section 6.6(b) hereof, each Option and SAR granted under the Plan shall be exercisable at such time or times and during such period or periods as shall be set forth in the instrument evidencing such Option or SAR. To the extent that an Option or SAR is not exercised by a Participant when it becomes initially exercisable, it shall not expire but shall be carried forward and shall remain exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be for less than ten (10) full shares of Common Stock (or its equivalent).

            (b) The Board of Directors shall have the right to accelerate the date on which any installment of any Option or SAR first becomes exercisable; provided that, without the Participant's written consent, the Board of Directors shall not accelerate the date on which any installment of any Incentive Stock Option (not previously converted into a Non-Qualified Option pursuant to Section 6.7) first becomes exercisable if such acceleration would violate the annual vesting limitation contained in
      Section 422(d)(1) of the Code, which provides generally that the aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time by such Participant during any calendar year (under all plans of the Company and any Related Companies) shall not exceed $100,000.

      6.4 NONTRANSFERABILITY OF OPTIONS AND SARS. No Option or SAR granted under the Plan shall be assignable or transferable by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, with respect to Non-Qualified Options and SARs, unless the Participant's non-qualified stock option agreement granting such options (the "Non-Qualified Stock Option Agreement") or the Participant's SAR agreement granting such SARs (the "SAR Agreement") provides otherwise. Unless otherwise provided by the Non-Qualified Stock Option Agreement or the SAR Agreement, as applicable, during the life of the Participant, the Option or SAR shall be exercisable only by the Participant. If any Participant should attempt to dispose of or encumber the Participant's Options or SARs, other than in accordance with the applicable terms of a Non-Qualified Stock Option Agreement or SAR Agreement, the Participant's interest in such Options or SARs shall terminate.

      6.5   EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH ON OPTIONS AND SARS.




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            (a)   Except as otherwise provided in the instrument evidencing the
      Plan Benefit, if a Participant ceases to be employed by the Company or a Related Company for any reason, including retirement but other than death, any Option or SAR granted to such Participant under the Plan shall immediately terminate; provided, however, that, except as otherwise provided in the instrument evidencing the Plan Benefit, any portion of such Option or SAR which was otherwise exercisable on the date of termination of the Participant's employment may be exercised within the three-month period following the date on which the Participant ceased to be so employed, but in no event after the expiration of the exercise period. Except as otherwise provided in the instrument evidencing the Plan Benefit, any such exercise may be made only to the extent of the number of shares subject to the Option or SAR which were purchasable or exercisable on the date of such termination of employment. If the Participant dies during such three-month period, the Option or SAR shall be exercisable by the Participant's personal representatives, heirs or legatees to the same extent and during the same period that the Participant could have exercised the Option or SAR on the date of his or her death, except as otherwise provided in the instrument evidencing the Plan Benefit.

            (b) Except as otherwise provided in the instrument evidencing the Plan Benefit, if a Participant dies while an employee of the Company or any Related Company, any Option or SAR granted to such Participant under the Plan shall be exercisable by the Participant's personal representatives, heirs or legatees, for the purchase of or exercise relative to that number of shares and to the same extent that the Participant could have exercised the Option or SAR on the date of his or her death. Except as otherwise provided in the instrument evidencing the Plan Benefit, the Option or SAR or any unexercised portion thereof shall terminate unless so exercised prior to the earlier of the expiration of six months from the date of such death or the expiration of the exercise period.

            (c) For the purpose of the foregoing provisions of this Section 6.5, a Participant shall be deemed to have ceased employment upon (i) the date the Participant ceases to be employed by, or to provide consulting services for, the Company or a Related Company, or any corporation (or any of its subsidiaries) which assumes the Participant's Options or SARs in a transaction to which Section 424(a) of the Code applies; (ii) the date the Participant ceases to be a member of the Board of Directors of the Company; or (iii) in the case of a Participant who is, at the time of reference, both an employee or consultant and a Board member, the later of the dates determined pursuant to subparagraphs (i) and (ii) above. For purposes of clause (i) above, a Participant who continues his employment or consulting relationship with a Related Company subsequent to its sale by the Company shall have a termination of employment upon the date of such sale. The Board of Directors may in its discretion determine, in accordance with applicable laws, whether any leave of absence or absence in military or government service constitutes a cessation of employment for purposes of the Plan and the impact, if any, of any such leave of absence on Options and SARs theretofore granted under the Plan. Such determinations of the Board of Directors shall be final and conclusive. A person whose status changes from consultant, employee, or member of the Board to any other of such positions without interruption shall not be considered to have ceased employment by reason of such change.


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      Notwithstanding the foregoing, an Option shall be treated as a
      Non-Qualified Option to the extent that it remains exercisable for more than three months after the Participant ceases to be an employee of the Company or any Related Company for any reason other than death (unless death occurs within the three months following such termination of employment) or disability, or for more than one year following a Participant's ceasing to be an employee as the result of becoming disabled, even if the Participant continues to be affiliated with the Company as a director or consultant.

      6.6 DESIGNATION OF INCENTIVE STOCK OPTIONS; LIMITATIONS. Options granted under the Plan which are intended to be Incentive Stock Options qualifying under
Section 422 of the Code shall be designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

            (a) Dollar Limitation. The aggregate fair market value (determined at the time the option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time during any calendar year by any person under the Plan (and all other incentive stock option plans of the Company and any Related Companies) shall not exceed $100,000. In the event that Section 422(d)(1) of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this Section 6.6(a), the limitation of this Section 6.6(a) shall be automatically adjusted accordingly. An Option shall be deemed to be a Non-Qualified Option to the extent that this limitation is exceeded.

            (b) 10% Stockholder. If any Participant to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is on the date of grant the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Companies, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                  (i) The option exercise price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock on the date of grant, determined in accordance with Section 6.1(c) hereof; and

                  (ii) The option exercise period shall not exceed five years from the date of grant. In determining whether the 10% threshold has been reached, the stock attribution rules of Section 424(d) of the Code shall apply.

            (c) Except as modified by the preceding provisions of this Section 6.6, all of the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.

      6.7 CONVERSION OF INCENTIVE STOCK OPTIONS INTO NON-QUALIFIED OPTIONS; TERMINATION OF INCENTIVE STOCK OPTIONS. The Board of Directors, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's Incentive Stock Options (or any


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installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the Participant is an employee of the Company or a Related Company at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period of the appropriate installments of such Options. At the time of such conversion, the Board of Directors (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board of Directors in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board of Directors takes appropriate action. The Board of Directors, with the consent of the Participant, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

      6.8 SPECIAL RULES FOR STOCK APPRECIATION RIGHTS. An SAR is the right to receive, without payment, an amount equal to the excess, if any, of the fair market value of a share of Common Stock on the date of exercise over the grant price, multiplied by the number of shares with respect to which the SAR is exercised. The grant of SARs under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Board of Directors shall deem desirable:

            (a) Grant. SARs may be granted in tandem with, in addition to or completely independent of any other Plan Benefit.

            (b) Grant Price. The grant price of an SAR may be the fair market value of a share of Common Stock on the date of grant or such other price as the Board of Directors may determine.

            (c) Exercise. An SAR may be exercised by a Participant in accordance with procedures established by the Board of Directors or as otherwise provided in any agreement evidencing any SARs. The Board of Directors may provide that an SAR shall be automatically exercised on one or more specified dates.

            (d) Form of Payment. Payment upon exercise of an SAR may be made in cash, in shares of Common Stock or any combination thereof, as the Board of Directors shall determine.

            (e) Fair Market Value. Fair market value shall be determined in accordance with Section 6.1(c) hereof with reference to the date of grant or the date of exercise of an SAR, as applicable.

      6.9 RIGHTS AS A STOCKHOLDER. A Participant shall have no rights as a stockholder with respect to any shares covered by an Option or SAR until the date of issue of a stock certificate to the Participant for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.



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      6.10  SPECIAL PROVISIONS APPLICABLE TO OPTIONS AND SARS GRANTED TO COVERED
EMPLOYEES. In order for the full value of Options and SARs granted to Covered Employees to be deductible by the Company for federal income tax purposes, the Company may intend for such Options and SARs to be treated as "qualified performance-based compensation" as described in Treas. Reg. ss.1.162-27(e) (or any successor regulation). In such case, Options and SARs granted to Covered Employees shall be subject to the following additional requirements:

            (a)   such Options and SARs shall be granted only by the Committee;
      and

            (b) the exercise price of such Options and the grant price of such SARs granted shall in no event be less than the fair market value of the Common Stock as of the date of grant of such Options or SARs, determined in accordance with Section 6.1(c) hereof.

SECTION 7   AWARDS AND RESTRICTED STOCK

      7.1 GRANTS OF AWARDS AND RESTRICTED STOCK. The Board of Directors may grant a Participant an Award or Restricted Stock subject to such terms and conditions as the Board of Directors deems appropriate, including, without limitation, restrictions on the pledging, sale, assignment, transfer or other disposition of such shares and the requirement that the Participant forfeit all or a portion of such shares back to the Company upon termination of employment.

      7.2 CONDITIONS. Unless the Board of Directors determines otherwise at the time of the grant, Awards and Restricted Stock shall be subject to the following conditions:

            (a) A Participant shall have no rights to an Award or Restricted Stock unless the Participant executes an agreement (an "Agreement") with the Company in a form and including such terms and conditions as the Board of Directors deems appropriate.

            (b) Any stock certificates evidencing shares issued pursuant to an Award or shares of Restricted Stock shall remain in the possession of the Company or such other custodian as the Company in its sole discretion may determine until such shares are free of the restrictions set forth herein. Dividends and other property paid in respect of a share issued pursuant to an Award or a share of Restricted Stock may be held by the Company or other custodian until such share is free of restrictions.

            (c) Certificates for shares issued pursuant to an Award and shares of Restricted Stock shall, as applicable, bear a legend to the effect that they are issued subject to specified restrictions.

            (d) Certificates representing the shares issued pursuant to an Award and shares of Restricted Stock shall, as applicable, be registered in the name of the Participant and shall be owned by such Participant. Such Participant shall be the holder of record of such shares for all purposes, including voting and receipt of dividends paid with respect to


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      such shares, except that such dividends may be held in escrow until the underlying share is free of restrictions, as described in paragraph (b) above.

            (e) If required by the Board of Directors, a Participant receiving an Award or Restricted Stock shall not make, in connection with such Award or Restricted Stock, the election permitted under Section 83(b) of the Code.

      7.3 NONTRANSFERABILITY. An Award and shares of Restricted Stock may not be sold, assigned, transferred, alienated, commuted, anticipated, or otherwise disposed of (except, subject to the provisions of such Participant's Agreement, by will or the laws of descent and distribution), or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation, or be otherwise encumbered, and are not subject to attachment, garnishment, execution or other legal or equitable process, prior to the lapse of restrictions on such shares, and any attempt at action in contravention of this Section shall be null and void. If any Participant should attempt to dispose of or encumber the Participant's Award or shares of Restricted Stock prior to the lapse of the restrictions imposed on such shares, the Participant's interest in such shares shall terminate. The restrictions with respect to Awards and Restricted Stock may lapse based on the passage of a period of time or the achievement of specified performance goals. In the case of a time-based lapse of restrictions on Restricted Stock, the earliest that the restrictions may lapse is over the three years following the date of grant, with one third of the shares of Restricted Stock becoming free of restrictions ratably over a period of no less than three (3) years from the date of grant. In the case of a performance-based lapse of restrictions on Restricted Stock, the earliest that the restrictions may lapse is on the first anniversary of the date of grant, upon the achievement of specified performance goals with respect to that one-year period.

      7.4 EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH. Except as otherwise provided in the instrument evidencing the Award or Restricted Stock with respect to a Participant's death, disability, retirement or similar occurrences, if, prior to the lapse of restrictions applicable to the Award or Restricted Stock, the Participant ceases to be an employee of the Company or the Related Companies for any reason, any Awards or shares of Restricted Stock as to which the restrictions have not lapsed shall be forfeited to the Company, effective on the date of the Participant's termination of employment. The Board of Directors may not amend an award of Restricted Stock to provide that the restrictions thereon shall lapse earlier than as provided in Sections 7.3 and 7.4 hereof.

SECTION 8   REQUIREMENTS OF LAW

      8.1 VIOLATIONS OF LAW. No shares shall be issued and delivered upon exercise of any Option or the payment of any SAR or the making of any Award or award of Restricted Stock unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange or the Nasdaq Stock Market, as applicable, on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. Each Participant may, by accepting Plan Benefits, be required to represent and agree in writing, for himself or herself and for his


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or her transferees by will or the laws of descent and distribution, that the stock acquired by him, her or them is being acquired for investment. The requirement for any such representation may be waived at any time by the Board of Directors. An Option or SAR may not be exercised if, in the determination of the Board of Directors, such exercise would violate the Sarbanes-Oxley Act of 2002 or other applicable law.

      8.2 COMPLIANCE WITH RULE 16B-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board of Directors and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board of Directors may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

SECTION 9   RECAPITALIZATION

      In the event that dividends are payable in Common Stock of the Company or in the event there are splits, sub-divisions or combinations of shares of Common Stock of the Company, the number of shares available under the Plan and the maximum number of shares with respect to which Plan Benefits may be granted to an employee in a calendar year shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any Award or Option previously granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price, and the number of shares to which granted SARs relate shall be increased or decreased proportionately, as the case may be, and the grant price of such SARs shall be decreased or increased proportionately, as the case may be.

SECTION 10  REORGANIZATION

      If the Company is merged or consolidated with another entity and the Company is not the surviving corporation in such transaction, or the property or stock of the Company is acquired by any other entity or in the case of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any entity assuming the obligations of the Company hereunder, shall, as to outstanding Plan Benefits, (i) make appropriate provision for the protection of any such outstanding Plan Benefits by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated, acquiring or otherwise reorganized entity which will be issuable in respect of the shares of Common Stock of the Company; provided only that the excess of the aggregate fair market value of the shares subject to the Plan Benefits immediately after such substitution over the purchase or grant price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Plan Benefits immediately before such substitution over the purchase or grant price thereof, (ii) upon written notice to the Participants, provide that all unexercised Plan Benefits must be exercised within a specified number of days of the date of such notice or such Plan Benefits will be terminated, and/or (iii) upon written notice to the Participants, provide that the Company or the merged, consolidated, acquiring or otherwise reorganized entity shall have the right, upon the effective date of any such merger, consolidation, acquisition, reorganization or liquidation, to



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purchase all Plan Benefits held by each Participant and unexercised as of that date at an amount equal to the aggregate fair market value on such date of the shares subject to the Plan Benefits held by such Participant over the aggregate purchase or grant price therefor, such amount to be paid in cash or, if stock of the merged, consolidated, acquiring or otherwise reorganized entity is issuable in respect of the shares of the Common Stock of the Company, then, in the discretion of the Board of Directors, in stock of such merged, consolidated, acquiring or otherwise reorganized entity equal in fair market value to the aforesaid amount. In any such case the Board of Directors shall, in good faith, determine fair market value and may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

SECTION 11  NO SPECIAL EMPLOYMENT OR OTHER RIGHTS

      Nothing contained in the Plan or in any Plan Benefit documentation shall confer upon any Participant receiving a grant of any Plan Benefit any right with respect to the continuation of his or her employment by or other relationship with the Company (or any Related Company) or interfere in any way with the right of the Company (or any Related Company), subject to the terms of any separate employment or other written agreement to the contrary, at any time to terminate such employment or other relationship or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Plan Benefit.

SECTION 12  AMENDMENT OF THE PLAN

      The Board of Directors may at any time and from time to time suspend or terminate all or any portion of the Plan or modify or amend the Plan in any respect, provided, however, that the Board of Directors, without stockholder approval, may not (i) increase the aggregate number of shares of the Company's Common Stock subject to the Plan (except pursuant to Section 9 hereof) or (ii) otherwise amend the Plan in any material respect. The suspension or termination or any modification or amendment of the Plan shall not, without the consent of a Participant, affect the Participant's rights under any Plan Benefit previously granted. With the consent of the affected Participant, the Board of Directors may amend outstanding agreements relating to any Plan Benefit in a manner not inconsistent with the Plan. The Board of Directors, however, may not, without stockholder approval, amend the exercise price of any Option previously awarded pursuant to the Plan by either reducing the exercise price of such Option or canceling such Option and granting a new replacement Option with a lower exercise price. The Board of Directors hereby reserves the right to amend or modify the terms and provisions of the Plan and of any outstanding Options to the extent necessary to qualify any or all Options under the Plan for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code; provided, however, that the consent of a Participant is required if such amendment or modification would cause unfavorable income tax treatment for such Participant.

SECTION 13  WITHHOLDING

      The Company's obligation to deliver shares of stock upon the exercise of any Option or SAR or the granting of any Award or award of Restricted Stock and to make payment upon exercise of any SAR shall be subject to the satisfaction by


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the Participant of all applicable federal, state and local income and employment tax withholding requirements.

SECTION 14  EFFECTIVE DATE AND DURATION OF THE PLAN

      14.1 EFFECTIVE DATE. The Plan is effective as of May 21, 2003 (the date of approval of the Plan by the stockholders of the Company).

      14.2 DURATION. Unless sooner terminated in accordance with Section 12 hereof, the Plan shall terminate upon the earlier of (i) the tenth anniversary of the effective date or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to any Awards or awards of Restricted Stock and the exercise of Options and SARs granted hereunder. If the date of termination is determined under (i) above, then Plan Benefits outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Plan Benefits.

SECTION 15  GOVERNING LAW

      The Plan and all actions taken thereunder shall be governed by the laws of the State of Delaware.
















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